Exhibit 10.20

                        [Letterhead of 0711005 B.C. Ltd.]


                                                                   March 1, 2005

CONFIDENTIAL

GeneThera, Inc.
3930 Youngfield Street
Wheat Ridge, CO 80033

Attention: Dr. Antonio Milici

Dr. Milici:

      We are pleased to confirm the arrangements under which 0711005 B.C. Ltd. ("Consultant") will provide general business consulting and investor relations services to GeneThera, Inc., a Florida corporation (the "Company"), on a non-exclusive basis pursuant to the terms of this letter agreement and attached marketing materials (this "Agreement").

      1. Scope of Engagement. Under this engagement, Consultant will perform such consulting and public relations services for the Company as are customary and appropriate in engagements of this type and as the Company reasonably requests, including, without limitation:

      (i) assisting the Company in reviewing and evaluating the Company's current operations, past performance and business prospects as well as the industry in which the Company operates;

      (ii) providing any assistance reasonably requested by the Company in connection with its day-to-day operations;

      (iii) meeting with members of management of the Company to discuss the Company's position and available business and strategic alternatives;

      (iv) preparing and disseminating financial press releases to various news wire organizations;

      (v) disseminating relevant approved corporate information to the general public and brokerage houses; and

      (vi) acting as a liaison on behalf of the Company with the general public and equity brokers.

      Notwithstanding the foregoing, this Agreement does not constitute an agreement or commitment (express or implied) on the part of the Company to take any action or enter into or consummate any agreement or transaction, and nothing in this Agreement shall prevent the Company from abandoning or otherwise electing not to proceed with any action, agreement or transaction. The Company shall have final authority to make all decisions with respect to any action, agreement and/or transaction. This Agreement does not create any agency relationship between the Company and Consultant, and Consultant accordingly has no power to enter into any agreement or incur any obligation on behalf of the Company.

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      2. Fees. In consideration of the execution of this Agreement and the services rendered hereunder, the Company agrees to issue shares of its Common Stock to Consultant as follows:

      (i) On the date hereof (the "Closing Date"), the Company will issue Consultant 1,375,000 shares of Common Stock of the Company (the "Shares") valued for purposes of this Agreement at the March 1st, 2005 price of $1.04 per share for aggregate consideration of $1,430,000. Upon issuance in accordance with the terms of this Agreement, such shares shall be duly authorized, validly issued, fully paid and nonassessable.

      3. Representations, Warranties and Covenants of Consultant. Consultant hereby represents and warrants to, and covenants with, the Company as of the Closing Date (or such other date specified below) as follows:

      (i) Organization. Consultant is an entity duly organized and validly existing in good standing (to the extent such concepts are applicable) under the laws of its jurisdiction of organization. Consultant has all requisite corporate or other power and authority and all necessary governmental approvals to carry on its business as now being conducted, except as would not result in a material adverse effect on Consultant's ability to consummate the transactions contemplated by this Agreement.

      (ii) Authorization, Enforcement, and Validity. Consultant has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Consultant has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of Consultant enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity.

      (iii) Consents and Approvals; No Violation. The execution, delivery and performance of this Agreement by Consultant and the consummation by Consultant of the transactions contemplated hereby will not (a) result in a violation of Consultant's organizational documents; (b) conflict with, or constitute a default or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which Consultant is a party; or (c) result in a violation of any law, rule, regulation, order, judgment or decree applicable to Consultant or any of its subsidiaries, except for such violations as would not, individually or in the aggregate, result in a material adverse effect on Consultant's ability to consummate the transactions contemplated by this Agreement. Consultant is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, except where the failure to obtain such consents, authorization or orders or to make such filings or registrations would not, individually or in the aggregate, result in a material adverse effect on Consultant's ability to consummate the transactions contemplated by this Agreement.

      (iv) Investment Experience. Consultant is an accredited investor within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares.

      (v) Investment Intent and Limitation on Dispositions. Consultant is acquiring the Shares for its own account for investment only and has no intention of selling or distributing any of the Shares or any arrangement or understanding with any other persons regarding the sale or distribution of such


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Shares except in accordance with the provisions of Section 4 and except as would not result in a violation of the Securities Act. Consultant will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in accordance with the provisions of Section 4 or pursuant to and in accordance with the Securities Act.

      (vi) Information and Risk.

            (a) Consultant has requested, received, reviewed and considered all information Consultant considers relevant in making an informed decision to purchase the Shares. Consultant has had an opportunity to discuss the Company's business, management and financial affairs with its management and also had an opportunity to ask questions of officers of the Company that were answered to Consultant's satisfaction.

            (b) Consultant recognizes that an investment in the Shares involves a high degree of risk, including a risk of total loss of Consultant's investment. Consultant is able to bear the economic risk of holding the Shares for an indefinite period, and has knowledge and experience in the financial and business matters such that it is capable of evaluating the risks of the investment in the Shares.

            (c) Consultant has, in connection with Consultant's decision to purchase the Shares, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein and the Company's public filings with the SEC, and Consultant has, with respect to all matters relating to this Agreement and the offer and sale of the Shares, relied solely upon the advice of Consultant's own counsel and has not relied upon or consulted counsel to the Company.

            (vi) Disclosures to the Company. Consultant understands that the Company is relying on the statements contained herein to establish an exemption from registration under federal and state securities laws. Consultant will promptly notify the Company of any changes in the information set forth in the Registration Statement (as defined below) regarding Consultant.

            (vii) Nature of Consultant. To the knowledge of Consultant,
Consultant: (i) is not an affiliate (as such term is defined pursuant to Rule 12b-2 promulgated under the Exchange Act) of any other shareholder of the Company, (ii) is not constituted as a partnership, association, joint venture or any other type of joint entity with any shareholder of the Company, and (iii) is not acting as part of a group (as such term is defined under Section 13(d) of the Exchange Act) with any other shareholder of the Company. If at any time after the Closing Consultant becomes an affiliate (as defined herein) of any other shareholder of the Company, Consultant will provide prompt written notice to the Company.

            (viii)Brokers or Finders. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Consultant.

            (ix) Acknowledgement. Consultant acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated by this Agreement other than those specifically set forth herein.

      4.    Restrictions on Transfer.

            (i) Consultant agrees not to make any disposition of all or any portion of the Shares unless and until: (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (b) (A) the transferee has agreed in writing to be bound by the


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terms of this Section 4, (B) Consultant shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, Consultant shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

            (ii) Each certificate representing Shares shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

            5. Registration Rights.

            (i) The Company hereby agrees to register the Shares on its next registration statement (the "Registration Statement") registering shares of its Common Stock under the Securities Act (other than a registration statement relating to any employee benefit plan). The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 5 prior to the effectiveness of such registration. Once effective, the Company shall maintain the effectiveness of the Registration Statement until the earlier of (i) the date that all of the Registrable Securities have been sold, (ii) the date that the Company receives an opinion of counsel to the Company that all of the Registrable Securities may be freely traded without registration under the Securities Act, under Rule 144 promulgated under the Securities Act or otherwise or (iii) the third anniversary of the effective date of the Registration Statement.

            (ii) The Company shall pay all costs, fees and expenses in connection with the Registration Statement filed pursuant to Section 5 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses; provided, however, that Consultant shall be solely responsible for the fees of any counsel retained by Consultant in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Shares sold by Consultant pursuant thereto.

            (iii) Consultant agrees to provide the Company with any information or undertakings reasonably requested by the Company in order for the Company to include any appropriate information concerning the Holder in the Registration Statement or in order to promote compliance by the Company or Consultant with the Securities Act.

            (iv) Consultant, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Shares until Consultant receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

            (v) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5 that the Consultant shall furnish to the Company such information regarding Consultant, the Shares held by Consultant and the intended method of disposition of such securities as shall be required to effect the registration of the Shares.


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      6. Disclosure. Any document, advice, opinion or analysis provided by
Consultant hereunder will be solely for the use and benefit of the Board of Directors and senior management of the Company and will not be quoted, reproduced, summarized, or otherwise disclosed, nor will any reference to Consultant be made, without Consultant's prior written consent.

      7. Information. The Company will furnish, or arrange to have furnished to, Consultant such information as Consultant believes appropriate to its engagement hereunder (all such information so furnished being the "Information"), and will update such Information as appropriate. The Company recognizes and consents to the fact that Consultant (i) will use and rely on the accuracy and completeness of the Information supplied or otherwise made available to Consultant without having any obligation to independently verify the same, (ii) does not assume responsibility for the accuracy or completeness of the Information or such other information, (iii) has no obligation to undertake an independent evaluation, appraisal or physical inspection of any assets or liabilities of the Company, and (iv) with respect to any financial forecasts (including cost savings and synergies) that may be furnished to or discussed with Consultant by the Company, will assume that they have been reasonably prepared and reflect the best then currently available estimates and judgment of the Company's management.

      8. Independent Contractor. Consultant has been retained solely to render the services described in Section 1 of this Agreement. In such capacity, Consultant shall act as an independent contractor and in no other capacity and any duties of Consultant arising out of its engagement pursuant to this Agreement shall be owed solely to the Company and to no other party.

      9. Term and Termination.

      (i) The initial term of Agreement is for 24 months from the date of this Agreement, unless earlier terminated by mutual agreement of the Company and Consultant. Thereafter, this Agreement will automatically renew for 12 month terms, unless any party provides thirty (30) days written notice prior to any renewal date that this Agreement shall not renew.

      (ii) Notwithstanding the foregoing, (a) the Company may terminate this Agreement at any time if Consultant has breached or violated any term of this Agreement in a material respect and has not cured such breach within five (5) business days of receiving notice thereof (solely to the extent that such breach is capable of cure), and (b) Consultant may terminate this Agreement at any time if the Company has breached or violated any term of this Agreement, including payment of the fees required by Section 2 above, and not cured such breach within five (5) business days of receiving notice thereof (solely to the extent that such breach is capable of cure).

      (iii) Notwithstanding any other provision of this Agreement, the provisions of Section 2 (Fees), 4 (Restrictions on Transfer), 6 (Disclosure), 9 (Term and Termination), 12 (Arbitration), and 16 (Governing Law) shall survive termination of this Agreement.


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      10. Additional Representations and Covenants of the Parties.

      (i) Each party represents and warrants to the other party that (i) its execution, delivery and performance of this Agreement does not and shall not conflict with, or result in the breach of or violation of, any other agreement, instrument, order, judgment or decree to which it is a party or by which it is bound, (ii) upon the execution and delivery of this Agreement, this Agreement shall be the valid and binding obligation of such party, enforceable in accordance with its terms, and (iii) it is not subject to any pending or, to its knowledge, threatened litigation, investigation or related proceeding involving the Securities and Exchange Commission or the National Association of Securities Dealers.

      (ii) Consultant agrees that it will not, without the prior consent of the Company, disclose to any other person or entity any non-public information provided by the Company or otherwise received by Consultant in connection with this engagement, except (a) to those of Consultant's officers, managers, employees, representatives, auditors and professional advisors who need to know such information for purposes of performing the services described in this Agreement, (b) if such disclosure is required by applicable law, regulation or judicial, arbitral or administrative process, or (c) if such information becomes publicly know other than as a result of the breach by Consultant of its obligations set forth in this sentence.

      (iii) Upon termination or expiration of this Agreement, each party shall promptly return to the other party all documents, notes and other tangible materials representing confidential information and all copies thereof;

      (iv) Each party recognizes and agrees that nothing contained in this Agreement shall be construed as granting any property rights, by license or otherwise, to any confidential information disclosed pursuant to engagement contemplated by this Agreement, or to any invention or any patent, copyright, trademark, or other intellectual property right that has issued or that may issue, based on such confidential information. Neither party shall not make, have made, use or sell for any purpose any product or other item using, incorporating or derived from any confidential information of the other party; and

      (v) Consultant, including each of its affiliates, will not directly or indirectly buy or sell securities of the Company at any time when it or they are privy to non-public information relating to the Company. In addition, Consultant agrees that it will not disseminate any printed matter relating to the Company, including, without limitation, press releases, without prior approval of the Company and its legal counsel. Consultant agrees that it will comply with all applicable securities laws in performing the services contemplated by this Agreement.

      11. Reasonable Commercial Efforts Basis. Consultant agrees that it will at all times use reasonable commercial efforts to perform all the duties that may be required of and from Consultant pursuant to the terms of this Agreement. Consultant does not guarantee that its efforts will have any impact on the Company's business or that any subsequent business or financial improvement will result from Consultant's efforts.

      12. Arbitration. In the event of a dispute between the parties arising out of this Agreement, the parties agree to submit such dispute to arbitration before the American Arbitration Association (the "Association") at its Denver, Colorado, offices, in accordance with the then-current rules of the Association; the award given by the arbitrators shall be binding and a judgment can be obtained on any such award in any court of competent jurisdiction. It is expressly agreed that the arbitrators, as part of their award, can award attorneys fees to the prevailing party.

      13. Entire Agreement. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard


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to the subject hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

      14. Modification of Waiver. No amendment, modification or waiver of this Agreement shall be binding or effective for any purpose unless it is made in a writing signed by the party against who enforcement of such amendment, modification or waiver is sought. No course of dealing between the parties to this Agreement shall be deemed to affect or to modify, amend or discharge any provision or term of this Agreement. No delay on the part of the Company or Consultant in the exercise of any of their respective rights or remedies shall operate as a waiver thereof, and no single or partial exercise by the Company or Consultant of any such right or remedy shall preclude other or further exercises thereof. A waiver of right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion.

      15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and its affiliates, successors and assigns and shall be binding upon and inure to the benefit of Consultant and his legal representatives and assigns; provided that in no event shall any party's rights or obligations under this Agreement be delegated or transferred without the prior written consent of the other arty (which consent may be withheld).

      16. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Colorado, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado. In furtherance of the foregoing, the internal law of the State of Colorado shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

      17. Severability. Whenever possible each provision and term of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or term of this Agreement shall be held to be prohibited by or invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

      18. Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office mail, postage prepaid, addressed to the other party hereto at his or its address shown below:

          If to the Company:

          GeneThera, Inc.
          3930 Youngfield Street
          Wheat Ridge, CO 80033

          Attn:  President


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          If to Consultant:

          0711005 B.C. Ltd.
          565 Stevens Dr.
          West Vancouver, BC V7S 1E1

          Attn: President

      or at such other address as such party may designate by ten days advance written notice to the other party.

      19. Waiver of Trial by Jury. Each of Consultant and the Company (on its own behalf and, to the extent permitted by applicable law, on behalf of its shareholders or members) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) related to or arising out of this Agreement.

      20. Counterparts. This Agreement may be executed in counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]


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      Please confirm that the foregoing correctly sets forth our agreement by signing and returning to Consultant the duplicate copy of this letter agreement enclosed herewith. We are delighted to accept this engagement and look forward to working with you on the assignment.

                                           Very truly yours,

                                           0711005 B.C. Ltd.

                                           By: /s/ J. Fernando
                                              ----------------
                                           Name: J. Fernando
                                           Title: President

Accepted and Agreed to as of the date first written above:


By /s/ Antonio Milici
   ----------------------
Name: Dr. Tony Milici
Title:  President and CEO






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